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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)         December 13, 2001

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

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
             Delaware                         0-26323                   95-0402415
   ------------------------------         ----------------         ---------------------
    (State or other jurisdiction            (Commission                (IRS Employer
         of incorporation)                  File Number)             Identification No.)
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6355 Topanga Canyon Boulevard,
Suite 510; Woodland Hills, California                             91367
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (818) 883-6716
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Item 5. OTHER EVENTS.

               The registrant published a press release on December 13, 2001, which announced that the United States Patent and Trademark Office has assigned U.S. Patent No. 6,333,032 to the registrant for the exclusive use of IFN-g antibodies -- including humanized and fully human, as well as other antibody types -- to treat Multiple Sclerosis, Rheumatoid Arthritis, Juvenile Rheumatoid Arthritis, Psoriatic Arthritis and Ankylosing Spondylitis. A copy of such press release is incorporated herein by reference and is attached as an exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Designation                             Description of Exhibit
99.1                                    Press Release, dated December 13, 2001



                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED BIOTHERAPY, INC.
                                            (Registrant)


Date:  December 13, 2001                    By: /s/ Edmond Buccellato
                                                --------------------------------
                                                    Edmond Buccellato, President

                                INDEX TO EXHIBITS

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               Exhibit          Description
               -------          -----------
               99.1             Text of Press Release, dated December 13, 2001
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